UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 14, 2025

 ELECTRONIC ARTS INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-17948	94-2838567
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

209 Redwood Shores Parkway,	Redwood City,	California	94065-1175
(Address of Principal Executive Offices)			(Zip Code)

(650)	628-1500
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	EA	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 14, 2025, the Board of Directors (the "Board") of Electronic Arts Inc. (the "Company") approved an amendment and restatement of the Company’s Change in Control Severance Plan following a review of the plan. The material amendments include: (i) providing as severance a pro rata bonus for the year of termination of employment (all other severance benefits remain as described in the Company’s definitive proxy statement filed on June 24, 2025); (ii) certain changes to the administrative provisions of the plan; and (iii) updates to certain provisions not affecting the severance amount to align with market practice.

The foregoing summary of the amended and restated Change in Control Severance Plan is not complete and is qualified in its entirety by reference to the plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein. Any capitalized term used and not defined in this Current Report on Form 8-K shall have the same meaning set forth in the plan.

Item 5.07    Submission of Matters to a Vote of Security Holders.

At the Company's annual meeting of stockholders, held on August 14, 2025, the stockholders of the Company voted on the following proposals and cast their votes as described below:

1.    Election of Directors. The individuals listed below were elected to serve on the Board of the Company until the next annual meeting of stockholders or until his or her successor is elected and qualified.

	For	Against	Abstain	Broker Non-Vote
Kofi A. Bruce	209,100,511	2,461,352	144,780	12,133,337
Rachel A. Gonzalez	205,605,675	5,961,091	139,877	12,133,337
Jeffrey T. Huber	202,863,716	8,699,587	143,340	12,133,337
Talbott Roche	205,038,848	6,526,678	141,117	12,133,337
Richard A. Simonson	202,567,098	8,996,375	143,170	12,133,337
Luis A. Ubiñas	195,000,532	16,554,772	151,339	12,133,337
Heidi J. Ueberroth	207,495,075	4,075,113	136,455	12,133,337
Andrew Wilson	198,147,664	12,766,659	792,320	12,133,337

2.    Advisory vote to approve named executive officer compensation.

For	Against	Abstain	Broker Non-Vote
190,731,831	20,344,577	630,235	12,133,337

3.    Ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2026.

For	Against	Abstain
203,644,376	19,929,918	265,686

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Electronic Arts Inc. Amended and Restated Change in Control Severance Plan*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
•Management Contract or compensatory plan or arrangement

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Electronic Arts Inc. Amended and Restated Change in Control Severance Plan*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
•Management Contract or compensatory plan or arrangement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC ARTS INC.

Dated:	August 15, 2025	By:	/s/ Jacob J. Schatz
Jacob J. Schatz
Chief Legal Officer and Corporate Secretary